CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2021
Capital Management

24. CAPITAL MANAGEMENT

The Company considers the aggregate of its common shares, options, warrants and borrowings as capital. The Company’s capital management objective is to ensure sufficient resources are available to meet day to day operating requirements and to safeguard its ability to continue as a going concern to provide returns for shareholders and benefits for other shareholders.

For the year ended December 31, 2021, the Company had negative cash from operations and the main source of cash flow is generated from financing activities. Potential business activities are appropriately evaluated by senior management and a formal review and approval process has been established by the Board of Directors. The Company may enter new financing arrangements to meet its objectives for managing capital until the Company’s operating cash flows are sufficient to cover its operational requirements. The Company’s capital management objectives were being met in 2021 primarily from the issuance of common shares and warrants as discussed in Notes 16 and 18 and generating increasing revenue in 2021 from the Company’s reportable segments as presented in Note 25.

The Company’s officers and senior management take full responsibility for managing the Company’s capital and do so through quarterly meetings and regular review of financial information. The Company’s Board of Directors is responsible for overseeing this process.

The Company is not subject to any external capital requirements. As at December 31, 2021, there were no changes in the Company’s approach to capital management.